EXHIBIT 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Sports Media Entertainment Corp. for the fiscal quarter ending September 30, 2014, I, Justin Frere, Chief Financial Officer of Sports Media Entertainment Corp., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2014, fairly presents, in all material respects, the financial condition and results of operations of Sports Media Entertainment Corp.

Dated: November 3, 2014	By:	/s/ Justin Frere
Justin Frere
Chief Financial Officer
(Principal Financial Officer, and Principal Accounting Officer)